Exhibit 10.3

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1

Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

CHANGE ORDER NUMBER: CO 1-004 DATE OF CHANGE ORDER: 2/11/08

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment for a second push crew (stick) for the remainder of the project. This change order is for the net increase in cost for the substitution of the Stick Push Crew in place of the Automatic Push Crew for a number of joints. Progress payments will be made on net footage laid by the Stick Push Crew at approximately $94.61 per foot for the 36,427’ shown in the Sunland schedule. Reconciliation of final payment will be made after all pipe is laid and footage between the Automatic and Stick push sites is totaled.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, and CO1-003)	$1,908,276

The Estimated Contract Price prior to this Change Order was	$45,525,485

The Estimated Contract Price will be increased by this Change Order in the amount of	$3,446,516

The new Estimated Contract Price including this Change Order will be	$48,972,001

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):
The Required Mechanical Completion Date will be unchanged by ( ) Days
The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15 , 20 08
(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by ( ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by ( ) Days
The Required Final Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy P. Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
3/3/2008	2-29-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1

Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

CHANGE ORDER NUMBER: DATE OF CHANGE ORDER:	CO 1-005 2/15/08

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to cut floats and refloat push at the following pipelines:

One 8” Bridgeline pipeline at Sta 710+76, two 8” Bridgeline pipelines at Sta 535+08 and Sta 535+16, one 10” Targa pipeline at Sta 323+96, one 36” Enbridge pipeline at Sta 127+05, one 6” Columbia Gulf pipeline at Sta 61+88, one Utility Cable at Sta 60+02, one 2” Unknown pipeline at Sta 60+00, one 4” Targa pipeline at Sta 59+83, one 6” Plains pipeline at Sta 59+72, and one 16” Williams pipeline at Sta 57+98. This activity includes the cost to provide an additional excavator with personnel to hold a rub pipe against the top of the proposed 42” pipe section to keep it from rising and damaging the existing foreign pipelines.

Progress payment will be made on a Refloat location basis: $4,935,273 / 11 = $448,661.18 per location

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, and CO1-004)	$5,354,792

The Estimated Contract Price prior to this Change Order was	$48,972,001

The Estimated Contract Price will be increased by this Change Order in the amount of	$4,935,273

The new Estimated Contract Price including this Change Order will be	$53,907,274

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):
The Required Mechanical Completion Date will be unchanged by ( ) Days
The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15 , 20 08
(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by ( ) Days
The Required Substantial Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by ( ) Days
The Required Final Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy P. Maturin
Name	Name
R. Keith Teague, President	Project Manager
Title	Title
3/3/2008	2-29-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1

Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

CHANGE ORDER NUMBER: CO 1-006 DATE OF CHANGE ORDER: 2/15/08

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to install and remove temporary supports at the following pipelines:

One 8” Bridgeline pipeline at Sta 710+76, two 8” Bridgeline pipelines at Sta 535+08 and Sta 535+16, one 10” Targa pipeline at Sta 323+96, two 6” Targa pipelines at Sta 88+59 and Sta 88+80, one 6” Columbia Gulf pipeline at Sta 61+88, one Utility Cable at Sta 60+02, one 2” Unknown pipeline at Sta 60+00, one 4” Targa pipeline at Sta 59+83, one 6” Plains pipeline at Sta 59+72, and one 16” Williams pipeline at Sta 57+98. This activity includes the cost to provide an additional excavator with personnel to hold a rub pipe against the top of the proposed 42” pipe section to keep it from rising and damaging the existing foreign pipelines.

Provide labor and equipment to tap and remove one 3” Bridgeline pipeline at Sta 655+10, one 12” El Paso pipeline at Sta 669+30, one 6” Columbia Gulf pipeline at Sta 845+83, one 36” DOE pipeline at Sta 934+73 and 8 each 2” unknown pipelines between Sta 950+73 and 954+47. Payment to be made per line removed or supported at $19,593.04 ea. for the 24 lines.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, and CO1-005)	$10,290,065

The Estimated Contract Price prior to this Change Order was	$53,907,274

The Estimated Contract Price will be increased by this Change Order in the amount of	$470,233

The new Estimated Contract Price including this Change Order will be	$54,314,507

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):
The Required Mechanical Completion Date will be unchanged by ( ) Days
The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15 , 20 08
(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by ( ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by ( ) Days
The Required Final Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy P. Maturin
Name	Name
President	Project Manager
Title	Title
2/21/2008	2-19-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1

Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

CHANGE ORDER NUMBER: DATE OF CHANGE ORDER:	CO 1-007 2/15/08

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Provide labor and equipment to install and remove 7 cattle crossings and 7 light vehicular crossings at the following stations:

Cattle Crossings: Sta 181+50, 210+00, 221+55, 250+00, 276+50, 290+00, and 305+00.

Vehicular Crossings: Sta 60+70, 200+14, 253+09, 370+09, 422+21, 471+95, and 655+10.

Progress payments will be made as follows:

For Cattle Crossings $477,193 / 7 crossings = $68,170.42 per crossing

For Vehicular Crossings $558,121 / 7 crossings = $79,731.57 per crossing invoiced

These amounts will be invoiced at 70% upon installation and 30% at removal of each crossing

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, and CO1-006)	$10,760,298

The Estimated Contract Price prior to this Change Order was	$54,377,507

The Estimated Contract Price will be increased by this Change Order in the amount of	$1,035,314

The new Estimated Contract Price including this Change Order will be	$55,412,821

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):
The Required Mechanical Completion Date will be unchanged by ( ) Days
The Required Mechanical Completion Date as of the date of this Change Order therefore is March 15 , 20 08

(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be unchanged by ( ) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be unchanged by ( ) Days

The Required Final Completion Date as of the date of this Change Order therefore is
(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy P. Maturin
Name	Name
President	Project Manager
Title	Title
2/21/2008	2-19-08
Date of Signing	Date of Signing

Schedule D-1

CHANGE ORDER FORM

(for use when the parties mutually agree upon and execute the Change Order Pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Creole Trail Pipeline – Segment 1

Project, Preferred Route Single Line Option

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sunland Construction, Inc.

DATE OF AGREEMENT: March 12, 2007

CHANGE ORDER NUMBER: DATE OF CHANGE ORDER:	CO 1-008 2/28/08

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

Cheniere will allow a change to the Mechanical Completion Date to April 15, 2008, Substantial Completion Date to May 1, 2008 and the Final Completion Date to June 15, 2008.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was		$43,617,209

Net change by previously authorized Change Order (#CO1-001, CO1-002, CO1-003, CO1-004, CO1-005, CO1-006, and CO1-007)		$11,795,612

The Estimated Contract Price prior to this Change Order was		$55,412,821

The Estimated Contract Price will be N/A by this Change Order in the amount of	$	N/A

The new Estimated Contract Price including this Change Order will be		$55,412,821

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified):
The Required Mechanical Completion Date will be increased by thirty (30) Days
The Required Mechanical Completion Date as of the date of this Change Order therefore is April 15, 2008
(attach additional documentation if necessary) No Attachment

The Required Substantial Completion Date will be increased by thirty (30) Days

The Required Substantial Completion Date as of the date of this Change Order therefore is May 1, 2008
(attach additional documentation if necessary) No Attachment

The Required Final Completion Date will be increased by thirty (30) Days

The Required Final Completion Date as of the date of this Change Order therefore is June 15, 2008
(attach additional documentation if necessary) No Attachment

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previous issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sunland Construction, Inc.
Owner	Contractor
/s/ R. Keith Teague	/s/ Randy P. Maturin
Name	Name
President	Project Manager
Title	Title
3/6/2008	3-5-08
Date of Signing	Date of Signing